THERMAL TENNIS, INC.
AND SUBSIDIARIES

THERMAL TENNIS, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA CONDENSED BALANCE SHEETS

	Thermal
	Tennis Inc.	CannaSys, Inc.
	June 30,	June 30,	Elimination	Pro Forma
	2014	2014	Entries	Consolidation

ASSETS

CURRENT ASSETS:
Cash	$2,930	$61,468	$-	$64,398
Prepaids	-	1,700	-	1,700

Total Current Assets	2,930	63,168	-	66,098

TOTAL ASSETS	$2,930	$63,168	$-	$66,098

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$10,377	$23,129	$-	$33,506
Accounts payable and accrued expenses-Related parties	44,357	-	-	44,357
Notes payable-Current maturities	72,000	-	-	72,000
Notes payable-Related Parties-Current maturities	102,000	-	-	102,000

Total Current Liabilities	228,734	23,129	-	251,863

Total Liabilities	228,734	23,129	-	251,863

STOCKHOLDERS' DEFICIT:
Capital stock, $.001 par value; 75,000,000 shares authorized;
7,676,000 shares issued and outstanding
at June 30, 2014	1,676	309,988	(303,988)	7,676
Additional paid-in capital	44,828	-	31,680	76,508
Accumulated deficit	(272,308)	(269,949)	272,308	(269,949)

Total Stockholders' Deficit	(225,804)	40,039	-	(185,765)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$2,930	$63,168	$-	$66,098

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA CONDENSED STATEMENTS OF OPERATIONS

	Thermal
	Tennis Inc.	CannaSys, Inc.
	For the	For the
	Six Months	Six Months
	Ended	Ended
	June 30,	June 30,	Elimination	Pro Forma
	2014	2014	Entries	Consolidation

SALES, Net of Returns, Allowances and Discounts	$-	$-	$-	$-

COST OF SALES	-	-	-	$-

GROSS PROFIT	-	-	-	-

EXPENSES:
General and administrative expenses	22,299	237,456	-	$259,755

TOTAL OPERATING EXPENSES	22,299	237,456	-	259,755

LOSS BEFORE OTHER (EXPENSE) AND INCOME TAXES	(22,299)	(237,456)	-	(259,755)

OTHER (EXPENSE)
Gain on forgiveness of debt	11,956	-	-	11,956
Interest expense	(3,331)	-	-	(3,331)
Interest expense-Related parties	(5,058)	-	-	(5,058)

Total other (expense)	3,567	-	-	3,567

LOSS BEFORE INCOME TAXES	(18,732)	(237,456)	-	(256,188)

PROVISIONS FOR INCOME TAXES	-	-	-	-

NET LOSS	$(18,732)	$(237,456)	$-	$(256,188)

BASIC LOSS PER SHARE	$(0.01)	$(0.04)		$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING	1,676,000	6,000,000		7,676,000

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS INC.

STATEMENTS OF STOCKHOLDERS' DEFICIT
For the Years Ended December 31, 2013 and 2012

			Additional
	Capital Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

BALANCE, December 31, 2011	1,676,000	$1,676	$37,328	$(146,784)	$(107,780)

Contribution of rent expense	-	-	3,000	-	3,000

Net loss for the year ended December 31, 2012	-	-	-	(59,719)	(59,719)

BALANCE, December 31, 2012	1,676,000	1,676	40,328	(206,503)	(164,499)

Contribution of rent expense	-	-	3,000	-	3,000

Net loss for the year ended December 31, 2013	-	-	-	(47,073)	(47,073)

BALANCE, December 31, 2013	1,676,000	$1,676	$43,328	$(253,576)	$(208,572)

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS INC.

STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2013 and 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(18,732)	$(237,456)
Adjustments to reconcile net loss to net cash (used)/provided in operating activities:
Contribution of rent expense by a related party	3,000	3,000
Changes in assets and liabilities:
Decrease in accounts receivable	819	315
(Increase) decrease in prepaids	458	(13)
Increase in accrued expenses-Related parties	10,303	8,084
Increase in accounts payable and accrued expenses	8,873	4,242

Net cash (used) by operating activities	4,721	(221,828)

CASH FLOWS FROM INVESTING ACTIVITIES:	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in notes payable	15,000	20,000
Increase in notes payable-Related parties	10,000	20,000

Net cash provided by financing activities	25,000	40,000

Net increase (decrease) in cash	29,721	(181,828)

CASH AT BEGINNING PERIOD	1,759	5,850

CASH AT END OF PERIOD	$31,480	$(175,978)

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for income taxes	$-	$-

Cash paid for interest expense	$-	$-

The accompanying notes are an integral part of these financial statements.

THERMAL TENNIS, INC. AND SUBSIDIARIES
Notes to Unaudited Condensed Pro-Forma
June 30, 2014

Note 1-Consolidated Financial Statement Presentation

The consolidated financial statements presented here of Thermal Tennis, Inc., a Nevada corporation, and Subsidiaries, (the “Company”), have been prepared by management on the basis of United States Generally Accepted Accounting Principles (“US GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) from information derived from the financial statements of Thermal Tennis Inc. and the financial statements of CannaSys, Inc., a Colorado corporation which was originally formed as CannaSys, LLC on October 4, 2013, for the period presented.  CannaSys, LLC converted to CannaSys, Inc. on June 26, 2014.

In accordance with U.S. GAAP, the Acquisition will be accounted for as a reverse recapitalization, equivalent to the exchange of common shares by Thermal Tennis Inc. for the shares of CannaSys, Inc. accompanied by a recapitalization.  The Company will be the legal acquirer but, for accounting purposes, Cannasys, Inc. will be treated as the accounting acquirer.

Note 2-Significant Accounting Policies

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in Thermal Tennis Inc.’s audited financial statements as of and for the year ended December 31, 2013 and CannaSys, Inc.’s audited financial statements as of December 31, 2013 and for the period from inception through December 31, 2013.  Management has determined that no material adjustments are necessary to conform to the Company’s financial statements to the accounting policies used by CannaSys, Inc. in the preparation of these Pro Forma Consolidated Financial Statements.

Goodwill

Goodwill represents the excess cost of a business acquisition over the fair value of the net assets acquired.  In accordance with paragraph 350-20-35-1 of the FASB Accounting Standards Codification for goodwill is not amortized.  The Company periodically, at least on an annual basis, reviews goodwill, considering factors such as projected cash flows and revenue and earnings multiples, to determine whether the carrying value of the goodwill is impaired.  If the goodwill is deemed to be impaired, the difference between the carrying amount reflected in the financial statements and the estimated fair value is recognized as an expense in the period in which the impairment occurs.  There was no impairment of goodwill.

Note 3-Share Exchange Transaction

On August 15, 2014 CannaSys, Inc. entered into an Agreement and Plan of Merger with the Company.  As a result of the merger, 100% of the outstanding Common Stock of CannaSys, Inc. immediately prior to the closing of the Agreement and Plan of Merger was exchanged for 6,000,000 shares of the Company’s Common Stock.  At the closing of the merger the board of directors of the Company was expanded to two persons and Brandon C. Jennewine was appointed a director, joining the incumbent director Robert R. Deller.  Subject to meeting the filing and 10-day advance notice requirements or Rule 14f-1 under the Exchange Act, Mr. Deller will resign as a director, and Daniel J. Rogers will be appointed director.  Upon compliance with Regulation 14A of the Exchange Act, the Company will amend its articles of incorporation to change its name to CannaSys, Inc. and make other changes to it articles of incorporation as deemed warranted by the board.

For financial reporting purposes, the transaction will be accounted for as a “reverse Share Exchange” rather than a business combination, because the Cannasys, Inc. stockholders effectively control the combined companies immediately following the transaction.  As such, Cannasys Inc. is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is being treated as a reverse acquisition by the Company.  Accordingly, the assets and liabilities and the historical operations that will be reflected in the Company’s ongoing financial statements will be those of the Cannasys, Inc. and will be recorded at the historical cost basis of the Company.  All of the Company’s assets and liabilities were split off as part of the transaction and results of operations will be those of the Company after consummation of the transaction.  The Company’s historic capital accounts and retained earnings will be retroactively adjusted to reflect the equivalent number of shares issued by it in the transaction while the Company’s historical retained earnings will be carried forward.  The historical financial statements of the Company before the transaction will be replaced with the historical financial statements of Cannasys, Inc. before the transaction in all future filings with the Securities and Exchange Commission, or SEC.  The Share Exchange is intended to be treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Note 4-Earnings Per Share

The pro forma weighted average shares outstanding gives effect to the issuance of 6,000,000 shares of common stock in connection with the Share Exchange as if it occurred at the beginning of the periods presented.

Note 5-Subsequent Events

Debt Conversion

The note holders of Thermal Tennis converted the principle and accrued interest due to them as of June 30, 2014 into 901,676 of common shares of the reorganized Company.  This represents $174,000 in principle and $51,419 in accrued interest.  The issuance of these shares did not involve a public offering, and the shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

Private Placements

On or about August 7, 2014, the Company issued a total of 100,000 unregistered shares of common stock to two accredited investors for $25,000.  The shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

On or about August 7, 2014, the Company issued a total of 675,000 unregistered shares of common stock to a total of five persons as bonuses for services rendered to the Company.  The shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

On or about August 7, 2014, the Company issued a total of 45,412 unregistered shares of common stock to a total of three persons for $22,706.  The shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

On or about August 7, 2014, the Company issued a total of 1,000,000 unregistered shares of common stock to a total of 20 persons for $500,000.  The shares were issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D.